UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way

Miramar, Florida 33025

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The information in this Current Report on Form 8-K is being filed to update and supplement the proxy statement filed by Spirit Airlines, Inc. (“Spirit”) with the Securities and Exchange Commission (the “SEC”) on September 12, 2022 (the “Proxy Statement”), relating to Spirit’s special meeting of stockholders to be held on October 19, 2022 in connection with the proposed combination (the “Merger”) of Spirit and JetBlue Airways Corporation (“JetBlue”) pursuant to the Agreement and Plan of Merger, dated as of July 28, 2022, as it may be amended from time to time, by and among Spirit, JetBlue and Sundown Acquisition Corp., a direct wholly owned subsidiary of JetBlue (“Merger Sub”).

As of October 12, 2022, one stockholder demand letter, which attached a draft complaint, has been sent to Spirit by an alleged Spirit stockholder in connection with the Merger. The draft complaint alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. The complaint alleges that the defendants filed a materially incomplete and misleading proxy statement with the SEC. The complaint seeks injunctive relief preventing the consummation of the Merger, damages and other relief.

Spirit may receive additional stockholder demand letters, and lawsuits related to the Merger may be filed in the future.

Spirit believes that the claims asserted in the draft complaint are without merit and that no supplemental disclosure to the Proxy Statement is required under any applicable rule, statute, regulation or law. However, to, among other things, eliminate the burden, inconvenience, expense, risk and disruption of continuing litigation, and without admitting liability or wrongdoing, Spirit has determined that it will make the below supplemental disclosures. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Spirit board of directors continues to recommend unanimously that you vote “FOR” the proposals being considered at Spirit’s special meeting of stockholders.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. All page references in this Current Report on Form 8-K are to pages of the Proxy Statement, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. The following information should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement.

SUPPLEMENTAL DISCLOSURE

The disclosure on page 34 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by adding a sentence at the end of the second full paragraph as follows (with new text underlined):

The Spirit board of directors directed Spirit’s senior management to negotiate a non-disclosure agreement (“NDA”) with JetBlue and to engage in discussions with, and provide non-public information to, JetBlue with respect to JetBlue’s proposal, in accordance with the terms of the Frontier merger agreement. Spirit and JetBlue entered into an NDA on April 8, 2022 and commenced discussions regarding the JetBlue proposal on April 9, 2022. The NDA does not contain any standstill provisions.

The disclosure on page 38 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by adding a sentence at the end of the seventh full paragraph as follows (with new text underlined):

On June 17, 2022, Mr. Christie and Thomas Canfield, Spirit’s General Counsel, held a call with Mr. Hayes and Brandon Nelson, JetBlue’s General Counsel, to discuss certain matters relating to employment and integration planning, as well as the process for the submission by JetBlue of a revised merger proposal. During the negotiations between Spirit and JetBlue, no commitments were made for continued employment of Mr. Christie or any other member of senior management.

Forward Looking Statements

Certain statements in this report, including statements concerning JetBlue, Spirit, the proposed transaction and other matters, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent JetBlue management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to JetBlue and Spirit. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in JetBlue’s and Spirit’s U.S. Securities and Exchange Commission (“SEC”) filings, matters of which JetBlue or Spirit may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit or both of them to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the proposed transaction; JetBlue’s ability to finance the proposed transaction and the indebtedness JetBlue expects to incur in connection with the proposed transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; ongoing and increase in costs related to IT network security. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s and Spirit’s SEC filings, including but not limited to, JetBlue’s and Spirit’s 2021 Annual Reports on Form 10-K and their Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this report might not occur. JetBlue’s and Spirit’s forward-looking statements included in this report speak only as of the date the statements were written or recorded. JetBlue and Spirit undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Additional Important Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between JetBlue and Spirit. In connection with the proposed transaction, Spirit has filed with the SEC a definitive proxy statement on September 12, 2022. JetBlue and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY JETBLUE OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JETBLUE, SPIRIT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by JetBlue and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by JetBlue and Spirit on JetBlue’s Investor Relations website at http://investor.jetblue.com and on Spirit’s Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation

JetBlue and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding JetBlue’s directors and executive officers is contained in JetBlue’s definitive proxy statement, which was filed with the SEC on April 7, 2022, and in JetBlue’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel